                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: April 18, 2000
                       Newcourt Funding Corporation 1999-1

A New York                      Commission File                 I.R.S. Employer
Corporation                      No. 108-2255                   No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:      APRIL 18, 2000     PAYMENT DATE:        APRIL 20, 2000
COLLECTION PERIOD:       MARCH 31, 2000

ITEM 5. OTHER
          I.    INFORMATION REGARDING THE CONTRACTS
              1.  CONTRACT POOL PRINCIPAL BALANCE
                  a.    Beginning of Collection Period                       $1,447,133,125
                  b.    End of Collection Period                             $1,399,339,712
                  c.    Reduction for Collection Period                      $   47,793,413
              2.  DELINQUENT SCHEDULED PAYMENTS
                  a.    Beginning of Collection Period                       $   31,613,323
                  b.    End of Collection Period                             $   22,411,045
              3.  LIQUIDATED CONTRACTS
                  a.    Number of Liquidated Contracts                                  377
                        with respect to Collection Period                               ---
                  b.    Required Payoff Amounts of Liquidated Contracts      $    7,098,207
                  c.    Total Reserve for Liquidation Expenses               $          --
                  d.    Total Liquidation Proceeds Received (1)              $      624,344
                  e.    Liquidation Proceeds Allocated to Owner Trust        $      621,356
                  f.    Liquidation Proceeds Allocated to Depositor          $        2,988
                  g.    Current Realized Losses                              $    6,476,852
              4.  PREPAID CONTACTS
                  a.    Number of Prepaid Contracts with respect                        597
                        to Collection Period                                            ---
                  b.    Required Payoff Amounts of Prepaid Contracts         $    4,985,666
              5.  PURCHASED CONTRACTS (BY TCC)
                  a.    Number of Contracts Purchased by TCC with                        40
                        respect to Collection Period                                     --
                  b.    Required Payoff Amounts of Purchased Contracts       $      420,266
              6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


-----------------------------------------------------------------------------------
                                                                    % OF AGGREGATE
                       NUMBER OF        % OF    AGGREGATE REQUIRED  REQUIRED PAYOFF
                       CONTRACTS      CONTRACTS   PAYOFF AMOUNTS        AMOUNTS
-----------------------------------------------------------------------------------
a. Current               74,599          92.76%     $1,296,408,725        91.18%
b. 31-60 days             3,213           4.00%     $   67,599,492         4.75%
c. 61-90 days             1,248           1.55%     $   26,245,551         1.85%
d. 91-120 days              524           0.65%     $    9,154,653         0.64%
e. 120+ days                837           1.04%     $   22,342,336         1.57%
f. Total                 80,421         100.00%     $1,421,750,758       100.00%

7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

-------------------------------------------------------------------------------------------------------------------------
                              % OF                       % OF                     % OF                       % OF
                            AGGREGATE                  AGGREGATE                AGGREGATE                  AGGREGATE
                         REQUIRED PAYOFF            REQUIRED PAYOFF          REQUIRED PAYOFF            REQUIRED PAYOFF
                             AMOUNTS                    AMOUNTS                  AMOUNTS                    AMOUNTS
COLLECTION
 PERIODS               31-60 DAYS PAST DUE        61-90 DAYS PAST DUE     91-120 DAYS PAST DUE         120+ DAYS PAST DUE
-------------------------------------------------------------------------------------------------------------------------
 3/31/00                        4.75%                     1.85%                     0.64%                     1.57%
 2/29/00                        5.79%                     1.90%                     0.98%                     1.42%
 1/31/00                        4.48%                     2.09%                     1.06%                     1.31%
12/31/99                        5.04%                     1.44%                     1.08%                     1.14%
11/30/99                        4.25%                     1.36%                     0.61%                     1.10%
10/31/99                        3.70%                     1.22%                     0.79%                     1.05%
 9/30/99                        3.65%                     1.06%                     0.98%                     0.35%
 8/31/99                        3.34%                     2.02%                     0.49%                     0.01%

8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

------------------------------------------------------------------------------------------------------------------------------------
                                                           COLLECTION         3 COLLECTION     6 COLLECTION PERIODS CUMULATIVE SINCE
                                                             PERIOD          PERIODS ENDING            ENDING          CUT-OFF DATE
                                                            MARCH-00             MARCH-00             MARCH-00
------------------------------------------------------------------------------------------------------------------------------------
a. Number of Liquidated Contracts                                377                  970                1,611                1,663
b. Number of Liquidated
   Contracts as a Percentage                                   0.437%               1.125%               1.869%               1.929%
   of Initial Contracts
c. Required Payoff Amounts of
   Liquidated Contracts                                    7,098,207           20,186,603           34,285,404           35,397,683
d. Liquidation Proceeds Allocated
   to Owner Trust                                            621,356            7,183,024            7,223,011            7,229,724
e. Aggregate Current Realized
   Losses                                                  6,476,852           13,003,579           27,062,393           28,167,960
f. Aggregate Current Realized
   Losses as a Percentage of                                   0.353%               0.708%               1.474%               1.534%
   Cut-off Date Contract Pool

   Principal Balance

II. INFORMATION REGARDING THE SECURITIES
    1. SUMMARY OF BALANCE INFORMATION
------------------------------------------------------------------------------------------------------------------
                                       PRINCIPAL BALANCE     CLASS FACTOR   PRINCIPAL BALANCE       CLASS FACTORS
                                            AS OF                AS OF           AS OF                   AS OF
      CLASS                 COUPON      APRIL 20, 2000      APRIL 20, 2000   MARCH 20, 2000         MARCH 20, 2000
                             RATE        PAYMENT DATE        PAYMENT DATE     PAYMENT DATE           PAYMENT DATE
------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes        5.971300%     $   58,308,548          0.12704      $  113,451,879            0.24719
b. Class A-2 Notes        6.310000%     $  183,586,801          1.00000      $  183,586,801            1.00000
c. Class A-3 Notes        6.371250%     $  679,271,171          1.00000      $  679,271,171            1.00000
d. Class A-4 Notes        7.180000%     $  318,523,103          1.00000      $  318,523,103            1.00000
e. Class A-5 Notes        6.990000%     $   53,550,372          0.79915      $   55,402,732            0.82679
f. Class B Notes          7.070000%     $   22,948,351          1.00000      $   22,948,351            1.00000
g. Class C Notes          7.210000%     $   50,486,371          1.00000      $   50,486,371            1.00000
h. Class D Notes          7.960000%     $   55,076,041          1.00000      $   55,076,041            1.00000
I. Total                     N.A.       $1,421,750,758          0.77443      $1,478,746,448            0.80548

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $ 1,421,750,758. and the CCA Balance is $89,383,743.

2.  MONTHLY PRINCIPAL AMOUNT
    a.    Principal Balance of Notes and Equity Certificates
          (End of Prior Collection Period)                                                     $1,478,746,448.24
    b.    Contract Pool Principal Balance (End of Collection Period)                           $1,399,339,712.29
    c.    Monthly Principal Amount                                                             $   79,406,735.95
3.  GROSS COLLECTIONS
    a.    Scheduled Payments Received                                                          $   55,795,465.70
    b.    Liquidation Proceeds Allocated to Owner Trust                                        $      621,355.73
    c.    Required Payoff Amounts of Prepaid Contracts                                         $    4,985,665.67
    d.    Required Payoff Amounts of Purchased Contracts                                       $      420,266.38
    e.    Proceeds of Clean-up Call                                                            $             --
    f.    Investment Earnings on Collection Account and Note Distribution Account              $      302,119.16
    g.    Total Gross Collections (sum of (a) through (f))                                     $   62,124,872.64
4.  DETERMINATION OF AVAILABLE FUNDS
    a.    Total Pledged Revenues                                                               $   62,124,872.64
    b.    Withdrawal from Cash Collateral Account                                              $    4,527,500.01
    c.    Total Available Funds                                                                $   66,652,372.65
5.  CLASS A-3 SWAP
    a.    Payment Details
          1.  Class A-3 Principal Amount                                                       $             --
          2.  Class A-3 Assumed Fixed Rate                                                               6.8360%
          3.  Class A-3 Assumed Fixed Rate Count (30/360)                                            0.083333333
          4.  Class A-3 Interest Rate (Libor + .30%)                                                    6.37125%
          5.  Class A-3 Interest Rate Day Count (Actual/360)                                         0.086111111
    b.    Net Payment Calculation
          1. Class A-3 Assumed Fixed Payment to Swap Provider                                  $       3,869,581

          2. Class A-3 Interest Payment                                                        $       3,726,722
          3. Class A-3 Swap Payment From/(To) the Trust                                        $         142,859

6.  APPLICATION OF AVAILABLE FUNDS

---------------------------------------------------------------------------------------------------------------------
           ITEM                                                        AMOUNT               REMAINING AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------------------------
a. Total Available Funds                                                                           $66,652,373
b. Servicing Fee                                                     $ 1,205,944                   $65,446,428
c. Interest on Notes:
   i) Class A-1 Notes                                                $   583,364                   $64,863,064
   ii) Class A-2 Notes                                               $   965,361                   $63,897,704
   iii) Class A-3 Net Swap                                           $   142,859                   $63,754,844
   iv) Class A-3 Notes                                               $ 3,726,722                   $60,028,122
   v) Class A-4 Notes                                                $ 1,905,830                   $58,122,292
   vi) Class A-5 Notes                                               $   322,721                   $57,799,571
   vii) Class B Notes                                                $   135,204                   $57,664,367
   viii) Class C Notes                                               $   303,339                   $57,361,028
   ix) Class D Notes                                                 $   365,338                   $56,995,691
d. Principal of Notes
   i) Class A-1 Notes                                                $55,143,331                   $ 1,852,360
   ii) Class A-2 Notes                                               $      --                     $ 1,852,360
   iii) Class A-3 Notes                                              $      --                     $ 1,852,360
   iv) Class A-4 Notes                                               $      --                     $ 1,852,360
   v) Class A-5 Notes                                                $ 1,852,360                   $        (0)
   vi) Class B Notes                                                 $      --                     $        (0)
   vii) Class C Notes                                                $      --                     $        (0)
   viii) Class D Notes                                               $      --                     $        (0)
e. Deposit to Cash                                                   $      --                     $        (0)
   Collateral Account
f. Amount to be applied in
   accordance with CCA                                               $      --                     $        (0)

   Loan Agreement
g  Balance, if any, to Equity                                        $      --                     $        (0)

III. INFORMATION CERTIFICATES
1. BALANCE RECONCILIATION

-----------------------------------------------------------------------------------
                                                                     APRIL 20, 2000
                       ITEM                                           PAYMENT DATE
-----------------------------------------------------------------------------------
   a. Available Cash Collateral Amount (Beginning)                      87,433,338
   b. Deposits to Cash Collateral Account                                6,477,905
   c. Withdrawals from Cash Collateral Account                           4,527,500
   d. Releases of Cash Collateral Account Surplus                             --
      (Excess, if any of (a) plus (b) minus (c) over (f))
   e. Available Cash Collateral Amount (End)                            89,383,743
      (Sum of (a) plus (b) minus (c) minus (d))
   f. Requisite Cash Collateral Amount                                 100,972,742
   g. Cash Collateral Account Shortfall                                 11,588,999
      (Excess, if any, of (f) over (e))
2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
   a. For any payment date on or prior to the
      August 2000 Payment Date  to,
      and including, the August 2000 Payment Date
      1) Initial Cash Collateral Amount                                100,972,742
   b. For any Payment Dates after the August 2000
      Payment Date until
      the Final Payment Date, the sum of
      1) 6.60% of the Contract Pool Principal Balance                   92,356,421
      2) The Aggregate Principal Balance of the Notes
      and the Equity Certificate Balance less the
      Contract Pool Principal Balance                                   22,411,045
      3) Total ((1) plus (2))                                          114,767,466
   c. Floor equal to the lesser of
      1) 1.25% of Cut-Off Date Contract Pool Principal
      Balance ($22,948,350); and                                        22,948,350
      2) the Aggregate Principal Balance of the Notes
      and the Equity Certificate Balance                             1,421,750,758
   d. Requisite Cash Collateral Amount                                 100,972,742
3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
   a. Interest Shortfalls                                                     --
   b. Principal Deficiency Amount                                        4,527,500
   c. Principal Payable at Stated Maturity Date of

      Class of Notes or Equity Certificates                                   --
   d. Total Cash Collateral Account Withdrawals                          4,527,500


IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

-------------------------------------------------------------------------------------------------------------------
   DISTRIBUTION                          CLASS A-1             CLASS A-2           CLASS A-3             CLASS A-4
     AMOUNTS                               NOTES                 NOTES               NOTES                 NOTES
-------------------------------------------------------------------------------------------------------------------
1. Interest Due                         $   583,364            $965,361            $3,726,722            $1,905,830
2. Interest Paid                        $   583,364            $965,361            $3,726,722            $1,905,830
3. Interest Shortfall                   $      --              $   --              $     --              $     --
((1) minus (2))
4. Principal Paid                       $55,143,331            $   --              $     --              $     --
5. Total Distribution Amount            $55,726,695            $965,361            $3,726,722            $1,905,830
((2) plus (4))


---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTION                        CLASS A-5          CLASS B           CLASS C           CLASS D
     AMOUNTS                             NOTES             NOTES             NOTES             NOTES               TOTALS
---------------------------------------------------------------------------------------------------------------------------
1. Interest Due                       $  322,721          $135,204          $303,339          $365,338          $ 8,307,879
2. Interest Paid                      $  322,721          $135,204          $303,339          $365,338          $ 8,307,879
3. Interest Shortfall                 $     --            $   --            $   --            $   --            $      --
((1) minus (2))
4. Principal Paid                     $1,852,360          $   --            $   --            $   --            $56,995,691
5. Total Distribution Amount          $2,175,081          $135,204          $303,339          $365,338          $65,303,569
((2) plus (4))

V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

----------------------------------------------------------------------------------------
                                                   AS OF END OF          AS OF END OF
               ITEM                                  MARCH-00             FEBRUARY-00
                                                 COLLECTION PERIOD     COLLECTION PERIOD
----------------------------------------------------------------------------------------
1.  ORIGINAL CONTRACT CHARACTERISTICS
    a. Original Number of Contracts                         86,204                N.A.
    b. Cut-Off Date Contract Pool                    1,835,868,028                N.A.
       Principal Balance
    c. Original Weighted Average                             47.00                N.A.
       Remaining Term
    d. Weighted Average                                      55.00                N.A.
       Original Term
2.  CURRENT CONTRACT CHARACTERISTICS
    a. Number of Contracts                                  80,421                81,585
    b. Average Contract                                     17,400                17,738
       Principal Balance
    c. Weighted Average                                       41.0                  41.7
       Remaining Term

VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE

--------------------------------------------------------------------------------
PAYMENT DATE                                     SINCE ISSUE
 PERIOD                                              CPR
--------------------------------------------------------------------------------
   0                    Aug-99
   1                    Sep-99                      7.696%
   2                    Oct-99                     10.521%
   3                    Nov-99                      9.958%
   4                    Dec-99                      8.758%
   5                    Jan-00                      8.327%
   6                    Feb-00                      9.785%
   7                    Mar-00                      9.516%
   8                    Apr-00                      9.315%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and Servicing Agreement, dated as of August 1, 1999 (the "Pooling and Servicing Agreement"), among Newcourt Equipment Trust Securities 1999-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the
                    Payment Date occurring on April 20, 2000

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                        AT&T CAPITAL CORPORATION

                        Glenn Votek
                        -----------
                        Glenn Votek
                        Executive Vice President, and Treasurer